WESTCOTT TECHNOLOGY FUND

                        SUPPLEMENT DATED AUGUST 14, 2002
                        TO PROSPECTUS DATED APRIL 1, 2002


     The Board of Trustees has determined to redeem all outstanding shares of the Westcott Technology Fund. The Board has concluded that, due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

     The Fund is no longer pursuing its investment objective. All holdings in the Fund's portfolio have been sold, and the proceeds are invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Any shareholders that have not redeemed their shares of the Fund prior to August 30, 2002 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. Prior to August 30, 2002, you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" in the Prospectus.




     This supplement and the Prospectus dated April 1, 2002 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated April 1, 2002, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-800-998-6658.